Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events
Subsequent Events

Note 23 – Subsequent Events

The Company completed a securities purchase agreement with certain investors, pursuant to which the Company agreed to sell 7,166,671 common units, each consisting of (i) one common share, (ii) one Series E common warrant to purchase three Class A common shares at an exercise price of $0.30 per share, and (iii) one Series F common warrant to purchase three Class A common shares at an exercise price of $0.35 per share. The offering price per common unit was $0.30 with proceeds of $2.15 million.

The Group evaluated all events and transactions that occurred after December 31, 2025 up through the date the Group issued these unaudited condensed consolidated financial statements. Other than the events disclosed above, no other subsequent events have occurred that would require recognition or disclosure in the Group’s unaudited condensed consolidated financial statements.